EXHIBIT 99.1
1 WVT Communications Annual Meeting April 25, 2008 1 1

3 3 Forward Looking Statement Note Certain statements contained in this presentation, including, without limitation, statements containing the words "believes," "anticipates," "intends," "expects" and words of similar import, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward- looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions, both nationally and in the geographic regions in which the Company operates; industry capacity; demographic changes; existing governmental regulations and changes in or the failure to comply with, governmental regulations; legislative proposals relating to the businesses in which the Company operates; competition; or the loss of any significant ability to attract and retain qualified personnel. Given these uncertainties, current and prospective investors should be cautioned in their reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revision to any of the forward-looking statements contained herein to reflect future events or developments. 2

WVT Communications Financial Headlines 2007 3 Revenue $24.0M 4.7% Expense $25.1M Operating Income $(1.1M) O-P Income $9.7M Net Income $5.5M 71.1% 3.0% 37.7% 13.4%

More Financial Headlines 2007 Earnings per Share $1.02 EBITDA $4.15M 157.5% 37.8% Free Cashflow $0.86M 150.1% 4

9 5 Financial Results ($000's) 2003 2004 2005 2006 2007 EBITDA 8.1 6.4 2.7 1.6 4.2 Net Income 7.7 8.9 5.2 3.8 5.5 EBITDA / Net Income Revenues / Expenses 2003 2004 2005 2006 2007 Revenues 28.6 27.6 27.3 25.2 24 Expense 25.5 26.6 30.3 29 25.1

2007 Revenue declined $1.2M 2006 2007 Revenue 25.2 24 Access line decline Dial-up service migration losses Long distance revenue increase Video pricing increase 6

2007 Average Revenue per Access Line increased 2% Grew high speed broadband and video customer base Strong LD package sales Access line decline primarily lower revenue customers (e.g. 2nd lines) 13 2006 2007 ARPAL 87.52 89.29 7

2007 Operating Expenses declined $3.9M 2006 2007 OPEX 29 25.1 Improved vendor management (esp. professional services) Reduced management employee benefits Employee headcount control 8

2007 Operating Loss decreased $2.7M 2006 2007 Op Inc -3.8 -1.1 Primarily driven by better cost control 9

2007 Income from O-P Partnership increased $284K 2006 2007 O-P 9.4 9.7 Additional investment made April 2007 Overall growth in Net Income 10

2007 Consolidated WVT Net Income increased $1.5M 2006 2007 Net Inc 4 5.5 Driven by improved operational results and improved O-P net income 11

2007 EBITDA increased $2.4M 2006 2007 EBITA 1.6 4.1 Expense reductions offset revenue declines SG&A decreased 47% Margin increase of 11% 12

2007 Earnings per share increased $.28 2006 2007 EPS 0.74 1.02 13

Free Cashflow increased $2.584M 2006 2007 Free Cash Flow -1.7 0.86 OpEx control CapEx control 14

29 29 15 State of New York Department of Public Service Public Service Commission "The Commission has noted the excellent levels of services provided to consumers by your company and its employees during 2007. The commission hereby commends Warwick Valley Telephone Company (d/b/a WVT Communications) for the high quality of telephone service which it provided during 2007"

31 31 16 2008 ILEC Strategies and Action Plans Continue cost control efforts Continue to manage capital expenditures Grow top-line revenue by leveraging our core strength in providing reliable, high quality services with world-class customer service through... Revenue Retention - Continue Triple/Double Play (voice/internet/video) - Aggressively market internet (up to 25Mb) and HDTV (14 channels) Continue LD package sales

33 33 17 2008 ILEC Strategies and Action Plans Grow top-line revenue by leveraging our core strength in providing reliable, high quality services with world-class customer service through... Revenue Acquisition Enhance Offerings - Web and TV advertising products - Small Office/Home Office (SoHo) Mass Market bundle - New technology products Reposition Wireless Nationwide coverage Target Tween and Senior segments (post-paid) - Pre-paid offerings Partner with developers of senior-only MDUs Expand customer win-back program

2008 CLEC Strategies and Action Plans

- Aggressive penetration of CLEC products in SMB markets
  - VoiceNet Complete (VoIP)
  - Smartlight (Hi-speed data)
- Grow current CLEC Operations
  - Middletown
  - Newburgh
  - Poughkeepsie
- Expand contiguous to ILEC footprint
  - Rockland
  - Putnam
  - Westchester
  - North New Jersey
- Acquire CLEC if immediately accretive

18

WVT COMMUNICATIONS

37 37 19 WVT Communications 2007 Recap - Improved profitability and free cash flow Reduced costs Positioned for revenue growth Managed our business well 2008 Outlook - Continue profitability and free cash flow improvements Reverse revenue decline - Mitigate access line loss with enhanced offerings - Implement CLEC business sales strategy Continue cost control Continue to manage capital expenditures Continue managing our business well Continue to deliver for customers and shareholders